EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Dwayne E. Rocker, Secretary of FMB Equibanc, Inc. (the “Company”) do hereby certify, in accordance with 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)
The Quarterly Report on Form 10-QSB of the Company for the period ended September 30, 2007 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated November 13, 2007	/s/Dwayne E. Rocker
Dwayne E. Rocker
Secretary (Principle Financial and Accounting Officer)